UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	01/31/19

FORM N-CSR

Dreyfus Japan Womenomics Fund

SEMIANNUAL REPORT January 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Japan Womenomics Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Japan Womenomics Fund, covering the period from September 13, 2018 through January 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Global trends in economic growth diverged during the reporting period, and markets experienced the return of volatility. While the U.S. economy continued to grow at above-trend rates, other developed economies largely moderated. Economic momentum and strong corporate earnings supported U.S. stocks throughout much of the period, while in other developed markets stocks declined. In emerging markets, equities remained under pressure as the currency crises in Turkey and Argentina led investors to fear that currency depreciation would spread to other markets in the developing world.

Equity markets experienced a sharp sell-off later in the reporting period in part due to heightened concerns about trade tensions and slowing global growth. In addition, certain U.S. technology stocks, which had been enjoying a strong multi-year run, reported disappointing financial results. The sell-off partially reduced prior gains on U.S. indices while losses deepened in international markets. Late in the reporting period, the Federal Reserve suggested it might slow the pace of interest-rate increases, resulting in a broad-based rally.

Fixed income markets struggled throughout most of the reporting period; the yield on the benchmark 10-year Treasury bond breached 3.0% for the second time in 2018, rising to more than 3.2% despite moderate inflation. Towards the end of the period, expectations of fewer Federal Reserve rate hikes and growing investor concerns about global growth caused bonds to rebound, bringing yields down.

We expect economic momentum to continue in the U.S., however, we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
February 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from inception through January 31, 2019, as provided by Makiko Togari, Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa, and Takashi Shimoyanagita, Portfolio Managers

Market and Fund Performance Overview

For the period since inception ended January 31, 2019, Dreyfus Japan Womenomics Fund’s Class A shares produced a total return of -9.76%, Class C shares produced a total return of -10.00%, Class I shares produced a total return of -9.68% and Class Y shares produced a total return of -9.68%.1 In comparison, the fund’s reference benchmark, the TOPIX® Total Return Index (the “Index”), achieved a total return of -4.83% for the period since inception.2

Japanese equities lost value over the reporting period amid concerns over contracting Chinese spending, more protectionist U.S. trade policies and fear of slowing developed market growth. Security selection shortfalls and overweight exposure to the retail industry dampened the fund’s results compared with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund’s sub-adviser, benefit from the “Womenomics” initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions, and close the gender pay gap. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, and it may invest in the stocks of companies with any market capitalization.

The fund’s sub-adviser uses an investment process that combines fundamental analysis and security valuation within the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund’s sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long-term earnings above market expectations, and attractive valuations. The fund’s sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund’s sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and which the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

Despite Recent Volatility, Long-Term Trends Remain Intact

Through late summer and early fall, many global equity markets felt pressure from slowing global growth, escalating trade issues between U.S. President Donald Trump and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

U.S. Federal Reserve officials spooked investors. After a brief November rebound, a “Santa Claus” rally failed to materialize in December. Instead, international equities reached new lows for the year as economic and political news once again unnerved investors. In Japan, the prospect of slowing Chinese growth and consumption rates added to a generally fearful investor mindset, contributing to the selloff of the equity markets during the end of 2018. Markets saw a slight pickup in January but still remained oversold.

Despite this recent volatility, several important long-term Japanese economic trends remain intact. First, after 20 years of stagnation and deflation, Prime Minister Shinzo Abe’s policies appear to have stoked improvement in the Japanese economy. The prime minister’s plan, known as Abenomics, began at the end of 2012. Since the plan began, Japan’s nominal gross domestic product (GDP) has recovered to levels last seen in 1997. The country is also about halfway to hitting its 600 trillion yen GDP target set by the government. At its first meeting of the new calendar year, the Bank of Japan announced it would maintain its negative short-term interest-rate target and its economic stimulus program. These actions are intended to support growth. Another focus of Abenomics has been to encourage women to enter and remain in the workforce, further supporting the country’s economic growth rate. Japan’s rate of female employment growth has steadily increased since 2012. Despite recent volatility, these trends for long-term growth persist.

Retail Overweight and Stock Selection Dampened Results

The fund’s benchmark relative overweight to the retail sector was a contributor to negative performance during the reporting period. The industry was heavily affected by investor concerns over slowing Chinese consumer spending. Although Chinese retail tourism only accounts for a small portion of revenues for Japanese businesses, the negative sentiment regarding the slowdown in spending caused industry valuations to contract. One company affected by this trend was IK Co., Ltd., which sells products through television commercials, shopping programs and catalogs. In addition to being under pressure from negative investor sentiment, its product lineup during the period disappointed investors and was also under pressure from negative investor sentiment because the company has a small exposure to Chinese customers. The stock was one of the largest individual detractors from performance during the period. YA-MAN Ltd., a company that makes beauty devices for women, was also affected by general negative sentiment and concerns over slowing Chinese spending, despite solid business results during the period. It was also among the top individual detractors. Lastly, a position in NICHIAS Corporation, a company that makes insulation for large items, such as houses and buildings, as well as smaller products for semiconductor manufacturing equipment, also weighed on results. The stock price came under pressure due to general market volatility and a decline in pricing momentum within the semiconductor industry.

Conversely, several positions contributed positively to relative results. AEON Delight Co., Ltd. provides building maintenance services, such as security and cleaning. As more women work, demand for household cleaning services is expected to increase. In addition, the company has worked to reduce its expenses and increase its internal efficiencies. It was among the top individual contributors for the period. H.I.S. Co., Ltd. was another top contributor. The travel agency saw solid sales from people traveling abroad and expanded its market share for the period. Japanese women who took part in a survey said that if they had more money, they would spend it on travel. We expect this company to continue to benefit from women’s rising levels of discretionary income due to increased employment opportunities. Fujicco Co., Ltd., a company that manufactures bean-based, healthy, ready-made foods was also a top contributor to relative results during the period. We believe this company will continue to benefit from women participating in the workforce as these women look for convenient, quick, and healthy meals.

Positioned for Female Empowerment

We believe that Japanese society is evolving. We envision that over the long term, the empowerment of women will lead to increases in production and consumer spending, bolstering the country’s growth rates and economic health. We foresee that companies which take part in this trend will benefit from long-term increases in value. As the Womenomics program increases its footprint, we expect additional companies to adopt these practices, increasing our investable universe across a wide range of sectors and companies. We may use instances of market volatility and resulting reductions in price to opportunistically add to appropriate companies in to the portfolio.

The portfolio is currently overweight in the retail, services and construction spaces. We anticipate this will remain the case over the medium term, as we believe there is opportunity in these growth areas. The retail and services industries tend to be female-focused. They hire and promote women and make many products for the female consumer. Construction has historically been an industry that does not hire or promote women. We believe this industry will have one of the largest rates of change in the employment and promotion of women, resulting in attractive opportunities for investment.

February 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after September 1, 2019. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Morningstar — The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

The fund may use derivatives, such as options, futures and options on futures (including those relating to stocks, indices and foreign currencies) and forward contracts (including foreign currency forward contracts), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Japan Womenomics Fund from September 13, 2018 (commencement of operations) to January 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended January 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.59	$7.34	$3.68	$3.68
Ending value (after expenses)	$902.40	$900.00	$903.20	$903.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended January 31, 2019††
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†††	$6.36	$10.16	$5.09	$5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.16	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00%for Class Y, multiplied by the average account value over the period, multiplied by 141/365 (to reflect the actual days in the period).

†† Please note that while the Class A, Class C, Class I and Class Y shares commenced initial offering on September 13, 2018, the hypothetical expense paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period September 13, 2018 to January 31, 2019.

††† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

January 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 92.9%
Japan - 92.9%
77 Bank	1,100		19,388
Aeon Delight	2,100		77,831
Anest Iwata	6,200		53,341
Arata	1,600		64,211
Chubu Electric Power	1,900		30,010
Cresco	1,600		44,392
Dai-ichi Life Insurance	1,800		29,094
Daikin Industries	600		64,856
DIC	900		28,813
Disco	200		29,552
DKS	1,200		26,871
EM Systems	2,100		21,758
Fujicco	400		8,527
HIS	1,400		52,783
Hitachi	1,800		56,496
Hoosiers Holdings	4,200		25,733
I.K	1,500		12,321
JINS	1,200		60,202
Kyowa Exeo	2,200		53,953
LINE	700	[a]	24,492
Lixil Viva	3,500		50,375
Mitsubishi Heavy Industries	1,300		50,217
Mitsubishi UFJ Financial Group	8,200		44,124
Nichias	2,500		43,306
Nichirei	1,000		26,965
Nidec	600		71,931
Nippon Gas	1,400		51,404
Nippon Telegraph & Telephone	1,400		60,089
Nissan Motor	6,000		51,071
NTT DOCOMO	1,100		26,340
Odelic	700		24,748
Orix	3,200		48,201
Otsuka	1,600		51,807
Penta-Ocean Construction	12,300		71,977
Pola Orbis Holdings	2,000		59,616
Recruit Holdings	1,900		50,847
Rinnai	500		33,065
Rohm	400		28,084
Ryohin Keikaku	200		47,395
S Foods	1,700		61,440
Santen Pharmaceutical	4,000		55,114

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 92.9% (continued)
Japan - 92.9% (continued)
SCSK		300		12,111
Shimizu		5,500		46,755
Sohgo Security Services		700		30,475
Subaru		1,600		37,505
Sumitomo Mitsui Financial Group		1,400		52,054
Tokyo Individualized Educational Institute		800		9,838
Tokyo Ohka Kogyo		1,500		42,104
Tokyu		3,200		54,664
YA-MAN		2,000		24,743
Total Common Stocks (cost $2,308,562)				2,102,989
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,954)	2.37	31,954	[b]	31,954
Total Investments (cost $2,340,516)		94.3%		2,134,943
Cash and Receivables (Net)		5.7%		128,699
Net Assets		100.0%		2,263,642

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	21.3
Retailing	10.4
Commercial & Professional Services	7.0
Banks	5.1
Software & Services	4.8
Materials	4.3
Food, Beverage & Tobacco	4.3
Automobiles & Components	3.9
Telecommunication Services	3.8
Household & Personal Products	3.7
Utilities	3.6
Consumer Services	2.8
Consumer Durables & Apparel	2.6
Semiconductors & Semiconductor Equipment	2.5
Technology Hardware & Equipment	2.5
Pharmaceuticals Biotechnology & Life Sciences	2.4
Transportation	2.4
Diversified Financials	2.1
Investment Companies	1.4
Insurance	1.3
Media & Entertainment	1.1
Health Care Equipment & Services	1.0
94.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies;	Value 9/13/18($)	Purchases($)	Sales($)	Value 1/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,702,029	2,670,075	31,954	1.4	1,274

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,308,562	2,102,989
Affiliated issuers	31,954	31,954
Cash denominated in foreign currency	25,067	25,165
Dividends receivable		2,814
Tax reclaim receivable		1,086
Unrealized appreciation on foreign currency transactions		78
Due from The Dreyfus Corporation and affiliates—Note 3(c)		25,619
Prepaid expenses		108,935
		2,298,640
Liabilities ($):
Trustees fees and expenses payable		110
Accrued expenses		34,888
		34,998
Net Assets ($)		2,263,642
Composition of Net Assets ($):
Paid-in capital		2,505,235
Total distributable earnings (loss)		(241,593)
Net Assets ($)		2,263,642

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	225,806	225,156	908,591	904,089
Shares Outstanding	20,000	20,000	80,401	80,000
Net Asset Value Per Share ($)	11.29	11.26	11.30	11.30

See notes to financial statements.

STATEMENT OF OPERATIONS

From September 13, 2018 (commencement of operations) to January 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,043 foreign taxes withheld at source):
Unaffiliated issuers	18,432
Affiliated issuers	1,274
Total Income	19,706
Expenses:
Management fee—Note 3(a)	6,783
Prospectus and shareholders’ reports	29,797
Professional fees	29,277
Registration fees	24,620
Custodian fees—Note 3(c)	1,251
Shareholder servicing costs—Note 3(c)	881
Distribution fees—Note 3(b)	676
Trustees’ fees and expenses—Note 3(d)	155
Loan commitment fees—Note 2	28
Miscellaneous	13,916
Total Expenses	107,384
Less—reduction in expenses due to undertaking—Note 3(a)	(97,216)
Net Expenses	10,168
Investment Income—Net	9,538
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(32,577)
Net realized gain (loss) on forward foreign currency exchange contracts	(13,156)
Net Realized Gain (Loss)	(45,733)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(205,398)
Net Realized and Unrealized Gain (Loss) on Investments	(251,131)
Net (Decrease) in Net Assets Resulting from Operations	(241,593)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

From September 13, 2018 (commencement of operations) to January 31, 2019 (Unaudited)

Operations ($):
Investment income—net	9,538
Net realized gain (loss) on investments	(45,733)
Net unrealized appreciation (depreciation) on investments	(205,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	(241,593)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	252,698
Class C	250,000
Class I	1,005,011
Class Y	1,000,000
Cost of shares redeemed:
Class A	(2,474)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,505,235
Total Increase (Decrease) in Net Assets	2,263,642
Net Assets ($):
Beginning of Period	-
End of Period	2,263,642
Capital Share Transactions (Shares):
Class A
Shares sold	20,227
Shares redeemed	(227)
Net Increase (Decrease) in Shares Outstanding	20,000
Class C
Shares sold	20,000
Net Increase (Decrease) in Shares Outstanding	20,000
Class I
Shares sold	80,401
Net Increase (Decrease) in Shares Outstanding	80,401
Class Y
Shares sold	80,000
Net Increase (Decrease) in Shares Outstanding	80,000

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Period Ended
Class A Shares	January 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.04
Net realized and unrealized gain (loss) on investments	(1.25)
Total from Investment Operations	(1.21)
Net asset value, end of period	11.29
Total Return (%)[c,d]	(9.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	12.04
Ratio of net expenses to average net assets[e]	1.25
Ratio of net investment income to average net assets[e]	.93
Portfolio Turnover Rate	7.25
Net Assets, end of period ($ x 1,000)	226

a  From September 13, 2018 (commencement of operations) to January 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d  Exclusive of sales charge.

e Annualized.

See notes to financial.

Period Ended
Class C Shares	January 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized gain (loss) on investments	(1.25)
Total from Investment Operations	(1.24)
Net asset value, end of period	11.26
Total Return (%)[c,d]	(10.00)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	12.81
Ratio of net expenses to average net assets[e]	2.00
Ratio of net investment income to average net assets[e]	.18
Portfolio Turnover Rate	7.25
Net Assets, end of period ($ x 1,000)	225

a  From September 13, 2018 (commencement of operations) to January 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d  Exclusive of sales charge.

e Annualized.

See notes to financial.

FINANCIAL HIGHLIGHTS (continued)

Period Ended
Class I Shares	January 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.05
Net realized and unrealized gain (loss) on investments	(1.25)
Total from Investment Operations	(1.20)
Net asset value, end of period	11.30
Total Return (%)[c]	(9.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	11.74
Ratio of net expenses to average net assets[d]	1.00
Ratio of net investment income to average net assets[d]	1.18
Portfolio Turnover Rate	7.25
Net Assets, end of period ($ x 1,000)	909

a  From September 13, 2018 (commencement of operations) to January 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial.

Period Ended
Class Y Shares	January 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.05
Net realized and unrealized gain (loss) on investments	(1.25)
Total from Investment Operations	(1.20)
Net asset value, end of period	11.30
Total Return (%)[c]	(9.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	11.72
Ratio of net expenses to average net assets[d]	1.00
Ratio of net investment income to average net assets[d]	1.18
Portfolio Turnover Rate	7.25
Net Assets, end of period ($ x 1,000)	904

a  From September 13, 2018 (commencement of operations) to January 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Japan Womenomics Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund had no operations until September 13, 2018 (commencement of operations), other than matters relating to its organization and registration under the Act. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Asset Management Japan Limited (“BNYMAM Japan”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s fiscal year end is July 31.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of January 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares and 80,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of January 31, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	-	2,102,989†	-	2,102,989
Investment Company	31,954	-	-	31,954

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At January 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in Japan. Because the fund’s investments are concentrated in Japan, the fund’s performance is expected to be closely tied to social, political and economic conditions within the country and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended January 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2019, the fund did not incur any interest or penalties.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended January 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 13, 2018 through September 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $97,216 during the period ended January 31, 2019.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNYMAM Japan, BNYMAM Japan serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended January 31, 2019, Class C shares were charged $676 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2019, Class A and Class C shares were charged $227 and $225, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended January 31, 2019, the fund was charged $403 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended January 31, 2019, the fund was charged $1,251 pursuant to the custody agreement.

During the period ended January 31, 2019, the fund was charged $5,289 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,421, Distribution Plan fees $142, Shareholder Services Plan fees $95, custodian fees $1,250, Chief Compliance Officer fees $4,231 and transfer agency fees $263, which are offset against an expense reimbursement currently in effect in the amount of $31,662.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended January 31, 2019, redemption fees charged and retained by the fund amounted to $51.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended January 31, 2019, amounted to $2,497,237 and $160,158, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At January 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended January 31, 2019:

Average Market Value ($)
Forward contracts	18,591

At January 31, 2019, accumulated net unrealized depreciation on investments was $205,573, consisting of $18,145 gross unrealized appreciation and $223,718 gross unrealized depreciation.

At January 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18-19, 2018, the Board considered the approval of the fund’s Management Agreement, pursuant to which Dreyfus will provide the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon Asset Management Japan Limited (the “Subadviser”), an affiliate of Dreyfus, will provide day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support expected to be available to, and portfolio management capabilities of, the fund’s proposed portfolio management personnel and that Dreyfus also would provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board was not able to review the fund’s performance. The Board discussed with representatives of Dreyfus and the Subadviser the proposed portfolio management team and the investment strategy to be employed in the management of the fund’s assets. The Board was provided with relevant composite performance information. The Board considered the reputation and experience of Dreyfus and the Subadviser.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio to the management fees and expense ratios of a group of funds independently prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) (the “Expense Group”) and to the management fees of funds in the fund’s anticipated Lipper category. They considered that the fund’s contractual management fee was below the average and median contractual management fees for the funds in the Expense Group. The fund’s estimated total expenses (as limited through at least September 1, 2019 by agreement with Dreyfus to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets were below the average and median expense ratios of the funds in the Expense Group.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by any funds managed or administered by Dreyfus or its affiliates that are in the same Lipper category as the fund and (2) paid to the Subadviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s proposed management fee.

The Board considered the fee to be paid to the Subadviser in relation to the fee to be paid to Dreyfus by the fund and the respective services to be provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee will be paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus, or any economies of scale. The Board considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and considered the possibility of soft dollar arrangements with respect to trading the fund’s investments. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the management fee annually after the initial term of the Agreements.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor.

• The Board concluded that the fees to be paid to Dreyfus and the Subadviser were appropriate in light of the totality of the services to be provided as discussed above.

• The Board determined that, because the fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services proposed to be provided to the fund by Dreyfus and the Subadviser. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to approve the Agreements.

For More Information

Dreyfus Japan Womenomics Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management Japan Limited
(BNYMAM Japan)
Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005, Japan

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DJWAX Class C: DJWCX Class I: DJWIX Class Y: DJWYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 4127SA0119

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      March 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      March 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      March 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6